Exhibit 99.1 Company Overview January 2024 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use Disclaimer Certain information contained in this presentation and statements made orally during Although we believe the expectations reflected in such forward-looking statements are this presentation relates to or is based on studies, publications, surveys and other data reasonable, we can give no assurance that such expectations will prove to be correct. obtained from third-party sources and Verrica’s own internal estimates and research. Accordingly, readers are cautioned not to place undue reliance on these forward- While Verrica believes these third-party sources to be reliable as of the date of this looking statements. Except as required by applicable law, we do not plan to publicly presentation, it has not independently verified, and makes no representation as to the update or revise any forward-looking statements contained herein, whether as a result adequacy, fairness, accuracy or completeness of, any information obtained from third- of any new information, future events, changed circumstances or otherwise. No party sources. While Verrica believes its internal research is reliable, such research has representations or warranties (expressed or implied) are made about the accuracy of any not been verified by any independent source. such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from This presentation contains forward-looking statements. Forward-looking statements are those reflected in such statements. Risks and uncertainties that may cause actual results neither historical facts nor assurances of future performance. Instead, they are based on to differ materially include uncertainties inherent in the drug development process and our current beliefs, expectations and assumptions regarding the future of our business, the regulatory approval process, our reliance on third parties over which we may not future plans and strategies, our clinical results and other future conditions. All always have full control, and other risks and uncertainties that are described in our statements other than statements of historical facts contained in this presentation, Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. including statements regarding future results of operations and financial position, Securities and Exchange Commission (SEC) on March 6, 2023, our Quarterly Report on business strategy, the commercial launch of YCANTH™, including the timing thereof, and Form 10-Q for the quarter ended September 30, 2023 filed with SEC on November 9, the potential benefits of YCANTH™ and Verrica’s product candidates to patients, degree 2023 and our other filings made with the SEC. New risk factors and uncertainties may of market acceptance of approved products, research and development costs, current emerge from time to time, and it is not possible to predict all risk factors and and prospective collaborations, timing and likelihood of success, plans and objectives of uncertainties. There can be no assurance that the opportunity will meet your investment management for future operations, future results of anticipated product candidates, and objectives, that you will receive a return of all or part of such investment. Investment the potential payments and benefits to Verrica of the license agreement with Torii, are results may vary significantly over any given time period. The appropriateness of a forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” particular investment or strategy will depend on an investor's individual circumstances “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” and objectives. We recommend that investors independently evaluate specific “potential” or “continue” or the negative of these terms or other similar expressions are investments and strategies. intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 2

Not For Promotional Use Now Approved: YCANTH™ - The First FDA-Approved Treatment for Molluscum Contagiosum Please see Important Safety Information and full Prescribing Information Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 3

Verrica is a dermatology therapeutics company developing medications for skin diseases requiring medical intervention Focused on Clinician-Administered Reinventing Therapies and High Unmet dermatology Needs therapeutics with Focus on products with a focus on potential for development and reimbursement as a commercialization Medical Benefit Providing meaningful benefit for people living with skin diseases 4 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

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Our Product Candidate Portfolio:

		PRE-IND	PHASE 2	PHASE 3	NDA	NEAR-TERM CATALYSTS/ EXPECTED MILESTONES
YCANTH™	**Molluscum Contagiosum**					****NOW APPROVED****
VP-102	**Common Warts**					Type C minutes received [a] from FDA; Evaluating timing of Phase 3 trial
VP-102	**External Genital Warts**					Evaluating timing of Phase 3 trial
VP-315	**Basal Cell Carcinoma** [b]					Phase 2 Last Patient Dosed December '23; Phase 2 results expected Q2 2024
VP-103	**Plantar Warts**					Initiate Phase 2 trial [c]

VERRICA PHARMACEUTICALS
Reinventing Skin Science

[a] Type C meeting held with FDA held on clinical development plan for VP-102 Common Warts indication on November 6, 2023. Meeting resulted in gaining alignment on the design of a pivotal Phase 3 development plan to evaluate VP-102/YCANTH™ for the treatment of Common Warts.

[b] License excludes metastatic melanoma and metastatic Merkel cell carcinoma. Phase 2 study initiated in April 2022 for the treatment of Basal Cell Carcinoma.

[c] Timing for initiating clinical trials for Plantar Warts to be determined.

Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

5

Not For Promotional Use Focused on Largest Unmet Needs in Dermatology YCANTH™ VP-102 VP-315 *NOW APPROVED* PH3 READY PH2 IN-PROGRESS Molluscum Common Warts Nonmetastatic Skin Cancer (3) (1) (5) US Prevalence of ~22 million US Prevalence of ~6 million with US Prevalence of ~5.4M cases annually (2) (4) with ~1.5 million diagnosed annually ~1 million diagnosed annually Squamous cell carcinoma 1 1.8M 1.5M Patients 15% Diagnosed 1 Diagnosed 3.6M 85% 22M Annually 0.9 million Basal cell Prevalence Not Diagnosed carcinoma in U.S. 5.1 million (1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. (2) IQVIA projected dataset for 12 months ending October 2017 (3) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 (4) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 (5) www.skincancer.org/skin-cancer-information/skin-cancer-facts/ Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 6

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Comprehensive Regulatory, IP and Manufacturing Strategy to Maintain YCANTH™ Exclusivity; VP-315 COM-Issued Protection

YCANTH™

Regulatory Exclusivity; Patent Portfolio

5 years of exclusivity for cantharidin as API potentially available upon approval (potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications)

Patent applications on:
- *Specific formulation*
- *Applicator*
- *Method of Use*
- *Design*

Compounding Pharmacies

With the approval of YCANTH™, Verrica will, among other steps, petition the FDA to have Cantharidin removed from 503B Category 1 as well as seek an Import Alert from the FDA to detain any compounded cantharidin before importation into the USA. Verrica will also enforce its rights to remove any compounded cantharidin that is essentially a copy of YCANTH from the market unless it meets the FDA statutory exemptions.*

Manufacturing **

YCANTH™ addresses stability issues with standard packaging and container/ closure systems

Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products

True Generic Unlikely

Unlikely to receive approval under an ANDA due to uniqueness from patent pending protection and significant differences likely between YCANTH™ and potential competitors

VP-315

Extensive Issued and Pending Patents Covering VP-315 from 2029-2037

PCT/EP2009/006774; composition-of-matter (COM) patent
- Expires 2029 (EU) ***
- Expires 2032 (US)
- Expires 2029 (Japan)

PCT/EP2017/052279; methods-of-use patent, pending
- Expires 2037 (EU)
- Expires 2037 (US)
- Expires 2037 (Japan)

* The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead.

** Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America

*** In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

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Not For Promotional Use Management Team with Extensive Product Launch and Dermatology Experience Ted White Terry Kohler Gary Goldenberg, MD Joe Bonaccorso President & Chief Chief Financial Chief Commercial Chief Medical Executive Officer Officer Officer Officer Selected Launched Products Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use YCANTH™ (cantharidin) topical solution 0.7% The First FDA Approved Treatment for Molluscum Contagiosum Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use Molluscum Background Etiology and Clinical Presentation TRANSMISSION Overview • Skin to skin contact • Sharing of contaminated objects • Caused by a pox virus (e.g., clothing, towels, swimming pool toys) • Primarily infects children, with the highest DIAGNOSIS & SYMPTOMS incidence occurring in children <14 years old • Typically 10 to 30 lesions • Highly contagious • 100+ lesions can be observed • Lesions may be the only sign of infection and are often painless • If untreated, lesions persist an • Can be diagnosed with skin average of 13 months, although in some biopsy to differentiate from people it can take up to five years other lesions • Often leads to anxiety and social COMPLICATIONS challenges for the patients and parents • Skin irritation, inflammation, and re-infection and negatively impacts quality of life • Follicular or papillary conjunctivitis if lesions on eyelids • Cellulitis Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 10

Not For Promotional Use

Current Treatments for Molluscum are Not FDA-Approved and Have Many Limitations

- Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain
- Significantly undertreated patient population

	DESCRIPTION	LIMITATIONS
Cryotherapy	Freezing the lesions with liquid nitrogen	• Pain and scarring • May be unsuitable for use in children
Curettage	Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions	• Pain and scarring • Unsuitable for use in children
Laser Surgery	Applying a laser to target and destroy the lesions	• Pain, cost and lack of availability • Unsuitable for use in children
Topical Products	Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions	• Unproven efficacy
Off-Label Drugs	Retinoids, antiviral medicines, or immune modulating therapies	• Limited efficacy • Side-effects
Natural Remedies	Applying natural oils (e.g. tea tree oil) with antimicrobial properties	• Unproven efficacy • Pain, irritation and allergic reactions

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.
11

Not For Promotional Use YCANTH™ (cantharidin, 0.7%) Drug-device Combination Product Delivered Via a Single-use Applicator DESIGNED FOR RELIABLE, AND TARGETED ADMINISTRATION Topical solution in a single-use applicator • Active ingredient cantharidin (0.7%) in a proprietary topical formulation • Single-use applicator to reduce cross-contamination and facilitate application of the topical solution • Small opening allows for targeting of affected skin GMP-controlled, shelf-stable, consistent topical formulation • Allows for reliable dosing/administration • Oral deterrent to help mitigate the risk of accidental ingestion Cap Tip Filter Ampule Tube • Visualization agent to identify treated lesions Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 12

Not For Promotional Use Methods in two Phase 3 Trials, CAMP-1 & CAMP-2, in Molluscum 1,2 Contagiosum q YCANTH was studied in two randomized, double-blind, placebo-controlled phase 3 trials, Trial 1 and Trial 2 (n = 266, and n = 262, respectively) in subjects 2 years and older with molluscum wo identically designed, contagiosum. randomized, double-blinded, multicenter, vehicle-controlled trials q Most patients received a single 24-hour dermal administration of YCANTH or vehicle for each lesion every 3 weeks for up to 4 treatments. q Primary Endpoint q Percent of participants with complete clearance of Molluscum contagiosum at Day 84 q Safety & Tolerability q Secondary Endpoint q Percent of participants with complete clearance at Day 21, 42 and 63 q If severe local skin reactions occurred, YCANTH was removed prior to 24 hours after treatment. 1. Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product Containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265 2. ClinicalTrials .gov (Trial 1 [NCT03377790] and Trial 2 [NCT03377803]) Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 13

Not For Promotional Use

Phase 3 Studies Demonstrated Favorable Activity in Complete Clearance and Reducing Lesions

Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity on Primary Endpoint of Percentage of Subjects with Complete Clearance of All Baseline and New Treatable MC lesions at Each Time Point (Pooled, ITT population)



VP-102 (N=310)
Vehicle (N=218)
Percentage of Patients Achieving Complete Clearance
100%
80%
60%
40%
20%
0%
P<.0001
P<.0001
P<.0001
50.0%
30.0%
16.8%
8.4%
15.6%
10.6%
6.4%
2.8%
1
21
42
63
84
Day

Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity Mean Percent Change in Molluscum Contagiosum Lesion Count from Baseline to Day 84 At Each Time Point (Pooled, ITT population)



VP-102 (N=310)
Vehicle (N=218)
Mean Percent Change (%)
20%
0%
-20%
-40%
-60%
-80%
-100%
*
2.2%
-30.9%
-4.4%
-50.8%
-5.9%
-60.6%
-0.3%
-76.0%
21
42
63
84
Day
* P<0.0001

Note: slide reflects data from Phase 3 Molluscum Trials 1 and 2 (CAMP-1 and CAMP-2)
Note: No statistical significance reported at Day 21 in CAMP-2.

VERRICA PHARMACEUTICALS
Reinventing Skin Science

1. Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265.

Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

14

Not For Promotional Use Application Site Adverse Reactions Leading to Discontinuation of 1 Study Drug (Pooled, Safety Population) N (%) VP-102 Vehicle (N=311) (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Infection 1 (0.3) 0 (0) Gianotti-Crosti Syndrome* 0 (0) 1 (0.5) Total Discontinuation Rate 7 (2.3) 1 (0.5) Note: slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) * Considered not related to treatment 1. Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 15

YCANTH™ (cantharidin) topical solution 0.7% Commercialization and Product Launch

Not For Promotional Use Realizing the Molluscum Opportunity 15% US PREVALENCE OF Diagnosed ~6 million in 0.9 million (1) molluscum US PREVALENCE WITH ~1 million (2) diagnosed annually 85% Not Diagnosed 5.1 million (1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 17 (2) IQVIA projected dataset for 12 months ending October 2017

Not For Promotional Use Dermatologists are Familiar with Cantharidin & Would Use if Available 87% ~70% Physicians who do not use Cantharidin stated Physicians reported they inaccessibility as a primary reason why they would use YCANTH™ if the cost of (1) (2) are not using the drug was covered (1) Pompei DT et al. Cantharidin Therapy: Practice patterns and attitudes of health care providers. Journal of the American Academy of Dermatology. 2013; 68(6). Survey of 400 healthcare providers, 87.7% of responders were US based dermatologists. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 18 (2) Company survey of 40 physicians.

Not For Promotional Use Physicians are Highly Favorable to YCANTH™ Profile (1) Derms and Ped Derms KEY REASONS TO USE Efficacy Precise and pain free application 5.6 FDA approval Convenience of administration (1) Pediatricians Efficacy Fits into their current office model 6.3 Frustrated with not treating and having no viable options Scale of 1 (unlikely to use at all) to 7 (highly likely to use) (1) Physician Qualitative research- one-hour individual interviews [n=30 Pediatricians, 13 Dermatologist, 5 Pediatric Dermatologists] Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 19

Not For Promotional Use Payer Research Suggests a 1,2 Favorable Reimbursement Landscape Medical Directors, Pharmacy Directors, and IDN Stakeholders Research findings • Payers recognize the unmet need for treatment of molluscum due to the lack of FDA approved The Payer Organizations and Plans therapies represented in research Cover • Based on market research and live meetings, we over 205 Mill aift on er Commercial & expect YCANTH™ to be predominantly covered Medicaid Lives under the medical benefit. YCANTH™ is an in- office administered therapy More than 112 Million Lives • Payers have indicated that being a medical Covered as of November 2023 benefit covered product, YCANTH™ will have lower rebates required for coverage 1. ArtSci Health Solution, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2020 2. Real Endpoints, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2019 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 20

Not For Promotional Use Medical Benefit Advantages Over Pharmacy Benefit Medical Benefit Pharmacy Benefit Reimbursement for products More common Less common administered in office by HCP Reimbursed upon launch, More common Less common prior to clinical review Subject to rebates and discounts in order to obtain Less common More common formulary access Typically, higher deductions to meet rebate Gross-to-Net Deductions Typically, lower deductions than Pharmacy Benefit demands and costs of co-pay program Review cycle timing Shorter review cycle Longer review cycle Typically, averages 20% co-insurance off list price, Patient obligation Prescription co-pay varies by plan before manufacturer co-pay applied Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 21

Not For Promotional Use Integrated Commercial Approach with Multiple Strategic Levers COMMERCIAL STRATEGY Brand KOL Specialized Dedicated Buy-and-Bill / Awareness Engagement Sales Team Institutional Team Specialty Pharmacy Drive YCANTH™ Established relationships Targeting office-based Specialists to promote to Forward Deployed awareness through with industry leading and institutional dermatologists in academic Inventory Available cost-efficient HCP and Key Opinion Leaders Dermatologists, and settings and group practices Supportive consumer advertising select Pediatricians HUB services Dedicated field reimbursement Team Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 22

Not For Promotional Use

YCANTH™ Launched in September 2023 with reps targeting primarily Pediatric Dermatologists and Dermatologists

- **53 office-based representatives** (from 50 at launch) targeting ~9K HCPs
- Q1 '24 expansion to **8 dedicated institutional representatives** (from 5 at launch) focusing on the most important ~90 Health Systems
- Q1 '24 expansion to **20 dedicated pediatric account managers** (from 5 at launch) focusing on members of pediatric buying group and select other large groups.
- **5 field relations managers** providing billing and coding support for Buy and Bill Accounts

VERRICA PHARMACEUTICALS
Reinventing Skin Science

Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use Physicians will have a choice of Distribution Model Buy-and-Bill Specialty Pharmacy HCP Reimbursement Yes (within 1-2 quarters post-launch); Permanent J-code Reimbursed under miscellaneous J-code No until permanent J-code assigned Office visit fee Yes Yes Lesion destruction Yes Yes (CPT 17110, 17111) Yes, typically 6%-10% of ASP Margin on sale of product No (dependent on health plan) Distribution Opportunity for Forward Deployed Inventory Specialty Pharmacy Model • Verrica sells product to distributor • RX filled by specialty pharmacy • Shelf-stable; no cold storage requirements • The pharmacy will also support prior-authorizations, if applicable • Physicians purchase product in traditional buy and bill model or can elect to receive “forward deployed • Pharmacy adjudicates claim with patients and applies inventory” from distributor which allows physicians to co-pay program pay for inventory only after the claim has been • White bag delivery to physician adjudicated and the patient agrees to treatment 24 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use Basal Cell Carcinoma THE POTENTIAL SOLUTION VP-315 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use VP-315 Overview Induces Immunogenic Cell Death and a 1,2 Tumor-specific Immune Response OVERVIEW • First-in-class oncolytic peptide injected directly into a tumor to induce immunogenic cell death • Host Defense Peptide designed to be administered locally to tumors easily accessible for injection in the clinic • May offer a non-surgical option for patients suffering from skin cancer • Worldwide license from Lytix Biopharma in August 2020 for dermatology oncologic conditions including, basal cell carcinoma, squamous cell carcinoma, non-metastatic melanoma and non-metastatic Merkel cell carcinoma • Verrica intends to focus initially on basal cell and squamous cell carcinoma as lead indications • First Patient Dosed in Phase 2 Part 2 of clinical trial for BCC in April 2023 (1) Camilio Oncoimmunology 2014. (2) Eike LM, Yang N, Rekdal Ø, Sveinbjørnsson B. The oncolytic peptide VP-315 induces cell death and DAMP release by mitochondria distortion in human melanoma cells. Oncotarget. 2015;6(33):34910-34923. (3) Lesions within 1 cm of the eyelids or lips, or on the hands, feet, ears, nose, and genitalia excluded (4) All malignant and pre-malignant dermatological indications, except metastatic melanoma and metastatic Merkel cell carcinoma Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 26 26 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

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Host-defense peptides are a first-line of defense with a Dual Mechanism of Action[1]

VP-315 can have both a direct killing activity and immunomodulatory properties

1. Kills the Tumor Cells

   VP-315 enters the cells by disturbing cell membranes and **targets** mitochondria, and other organelles causing cell death and release of a patient's tumor specific antigens[2,3]

2. Triggers Immune Responses Targeting Tumor Cells

   This allows the immune system to recognize, infiltrate, and attack cancer cells via dendritic cells and cytotoxic T cells

   The activated immune system starts searching for cancer cells with these tumor antigens and may be able to combat tumors located in other parts of the body



LTX-315
Dying tumor cell
Immature DC
Mature DC
CRT
ATP
HMGB1
mtDNA
FMIT
CD91
P2RX7
TLR4
TLR9
FPR1
IFNα
T cell

(1) Hancock RE. Cationic peptides: effectors in innate immunity and novel antimicrobials. Lancet Infect Dis. 2001;1(3):156-164.
(2) Eike et al. 2015.
(3) Mader JS, Hoskin DW. Cationic antimicrobial peptides as novel cytotoxic agents for cancer treatment. *Expert Opin Investig Drugs*. 2006;**15**(8):933-946

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Not For Promotional Use Phase 2 Open-Label Proof of Concept Study of VP-315 in Basal Cell Carcinoma (BCC) 2 Part Study to evaluate Safety and Efficacy Part 1: Dose Exploration (Completed Q1 2023) • Designed to explore the initial VP-315 safety profile when administered in escalating doses to individual subjects • Intended to quickly assess the maximal tolerated dose (MTD) and determine the ability of VP-315 to induce necrosis of each treated lesion while seeking to establish an AE profile for BCC. • Part 1 Update: • Part 1 of VP-315 Phase 2 trial enrolled 10 patients and demonstrated a favorable safety and tolerability profile with no reported serious adverse events. • Patients receiving the higher range of dosing experienced a consistent response of clinical tumor necrosis. Part 2, Cohorts 1 and 2: Determine the optimal regimen for dosing 8mg of VP-315 based on safety and tolerability (Completed June 2023) • Designed to confirm the exploratory dose (8 mg VP-315) identified from Part 1 and identify the recommended regimen for Part 2, Cohorts 4 and 5 • Cohorts will be expanded, and dosing evaluated based upon safety and efficacy results Part 2, Cohorts 4 and 5: Gain information on safety, tolerability and dosing regimen of VP-315 to support a pivotal P3 study (Expected H1 2024) • Designed to evaluate the safety and tolerability of the optimal dosing regimen of VP-315 from Part 2, Cohorts 1 and 2 • Evaluate complete clearance of BCC tumors with optimal dosing regimen of VP-315 • Pharmacokinetics, Patient Reported Outcomes and Physician Global Assessment will also be evaluated Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 28

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BCC Market Opportunity

BCC creates significant burden for the patient and healthcare system

- In the US, skin cancer accounts for $8.1 billion in total healthcare costs, nonmelanoma skin cancer represents 59% of the overall category[3]
- Majority of patients, 90%, are age 50+, of those 61% are 65+
- Approximately 42% are female, 58% are male

Treatment modalities for BCC

- 98% of BCC patients are treated with surgery (annually)[1]
- Surgical and destructive therapies may leave a lasting impact on the patient's appearance and quality of life[2]
- Other modalities that may be considered are topicals and oral therapies
- The average BCC patient has 5.6 BCC related treatments over a two-year period[1]

(1) IQVIA PharMetrics+. Custom research for Verrica Pharmaceuticals. Patient counts are projected estimates of the US commercially insured patient population, 2018 and 2019.
(2) Nelson Sanchez, Jacob Griggs, Sonali Nanda, Rachel Fayne, David Castillo, Valeria De Bedout, Dan Meirson & Anna Nichols (2020) The Skin Cancer Index: quality-of-life outcomes of treatments for nonmelanoma skin cancer, Journal of Dermatological Treatment, 31:5, 491-493, DOI: 10.1080/09546634.2019.1674772
(3) https://www.skincancer.org/skin-cancer-information/skin-cancer-facts/

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Not For Promotional Use OP PORT UNIT Y VP-315 could play a significant role as part of an alternative therapeutic regimen to surgery Key Commercialization Opportunities Potential for decreased risk of scaring, improved Potential alternative to current surgical post-treatment recovery outlook procedures like destruction, excision, or MOHS surgery Reduced out-patient and recovery costs, Opportunity for primary derms to keep BCC potentially leading to an improved total cost patients in their practice versus having to refer for many patients them to derms who specialize in surgery/MOHS procedures for BCC 30 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use VP-102 in Common Warts Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

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Verruca Vulgaris (Common Warts)

Overview

- Caused by human papilloma virus (HPV)
- Infects patients of all ages
- Persistent infection, highly refractory
- Typically 2-5 lesions
- No FDA-approved drug for the treatment of common warts
- U.S prevalence of 22 million[1], with 1.5 million[2] diagnosed annually

(1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et a Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
(2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018



Etiology and Clinical Presentation

TRANSMISSION

- Skin to skin contact
- Touching of contaminated objects

DIAGNOSIS & SYMPTOMS

- Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows
- Lesions may occur in groups or in a linear pattern
- Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy



COMPLICATIONS

- Scarring may occur
- Dyspigmentation of affected areas
- Bacterial superinfection of lesions
- Irritation, pain, and redness of surrounding skin

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32

Not For Promotional Use We Have Successfully Completed a Phase 2 Study (COVE-1) in Common Warts Cohort 1: one center Open label study Study Design Efficacy, safety & tolerability Cohort 2: four centers with two cohorts Secondary Primary Percent of subjects achieving complete clearance of all treatable warts Percent of subjects with complete clearance of all Endpoints at Visits 2, 3, and 4 treatable warts (baseline and new) at Day 84 Change from baseline in number (%) of treatable warts at Day 84 Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Patients Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Study drug (VP-102) is administered topically Frequency of administration is to each treatable wart to a maximum of 4 VP-102 will be left on Application at least 14 days (Cohort 1) or 21 applications for 24 hours before days (Cohort 2) removal with soap Cohort 1 is treated until clear, Cohort 2 and warm water Paring was allowed in Cohort 2 receives one additional treatment at the first visit clearance was observed up to a Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 33 maximum of 4 total applications Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use VP-102 Demonstrated Clinically Meaningful Activity on Primary Endpoint of Complete Clearance in 1 COVE-1 Study (1) Guenthner 2019 Fall Clinical Dermatology Symposium Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 34

Not For Promotional Use 1 Adverse Events in COVE-1 Study (Incidence≥5%) ,* (1) Guenthner 2019 Fall Clinical Dermatology Symposium Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 35

Not For Promotional Use VP-102 in External Genital Warts Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

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Condyloma Acuminatum (Genital Warts)

Overview

- Caused by human papilloma virus (HPV)
- Lesions on the surface of the skin in the genital and perianal regions
- Highly contagious and recurrences are common
- Treatment options have limitations
- Approximately 500,000 to 1 million cases of EGW are newly diagnosed per year in the United States[1]

(1) Yanofsky, Valerie & Patel, Rita & Goldenberg, Gary. (2012). Genital warts: A comprehensive review. The Journal of clinical and aesthetic dermatology. 5. 25-36.



Etiology and Clinical Presentation

TRANSMISSION

- Skin to skin contact
- Spread through sexual contact

DIAGNOSIS & SYMPTOMS



- Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped
- Lesions may occur singularly, in clusters, or as plaques
- Lesions can be itchy, and can cause pain and discomfort

COMPLICATIONS

- Irritation, pain, and redness of surrounding skin
- Dyspigmentation of affected areas
- Scarring may occur
- Bacterial superinfection of lesions

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37

Not For Promotional Use Phase 2 Study (CARE-1) in External Genital Warts (EGW) Dose regimen, Study comprised of two parts (A and B) efficacy, safety & Multi-center, double-blind, Study Design Primary objective of Part A is to identify the two tolerability vehicle-controlled best dosing regimens for evaluation in Part B Primary: Secondary: Percent of subjects with complete Percent of subjects achieving complete clearance of all Endpoints clearance of all treatable warts at treatable warts at days 21, 42, and 63 Day 84 Part A: 18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit Patients Part B: 87 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit Part A: Three treatment groups with a 2-hour, 6-hour, Study drug (VP-102) is and 24-hour duration of skin exposure before administered topically to each Frequency of Application removal with soap and warm water treatable wart every 21 days administration is until complete clearance for a Part B: 6- and 24-hour duration of treatment every 21 days maximum of 4 treatments exposure (chosen based on Part A) with follow up period through Day 147 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 38 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Efficacy Results (CARE-1, ITT Population) Mean Percentage Change in EGW Lesions from Baseline1 Percentage of Subjects with Complete Clearance of all Baseline and New Treatable EGW Lesions⸸ VP-102 Vehicle VP-102 Vehicle 100 6-hour 6-hour 24-hour 24-hour (n=30) (n=24) (n=27) (n= 18) 90 20 80 1.24 70 ** 0 60 -7.04 -20 50 35.1 40 -40 30 -60 20 10 2.4 -80 -74.3 0 -79.4 Pooled VP-102 (N=57) Pooled Vehicle (N=42) -100 ** * ⸸ Pooled data from Part A and B *P<0.001 **P≤0.0001 (1) Guenthner 2020 Winter Clinical Dermatology Symposium 39 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

Not For Promotional Use Safety Results: Treatment Emergent Adverse Events 1,*,⸸ (CARE-1, Safety Population) VP-102 Vehicle VP-102 Vehicle 6-hour 6-hour 24-hour 24-hour TEAEs, N (%) (N=29) (N=22) (N=28) (N=20) Subjects reporting at least one TEAE 29 (100.0) 15 (68.2) 28 (100.0) 9 (45.0) Application site vesicles 25 (86.2) 0 (0.0) 26 (92.9) 1 (5.0) Application site pain 20 (69.0) 3 (13.6) 19 (67.9) 4 (20.0) Application site erythema 14 (48.3) 3 (13.6) 19 (67.9) 1 (5.0) Application site pruritus 14 (48.3) 5 (22.7) 10 (35.7) 1 (5.0) Application site scab 13 (44.8) 1 (4.5) 14 (50.0) 0 (0.0) Application site discoloration 7 (24.1) 4 (18.2) 6 (21.4) 0 (0.0) Application site dryness 7 (24.1) 2 (9.1) 6 (21.4) 1 (5.0) Application site erosion 6 (20.7) 0 (0.0) 7 (25.0) 0 (0.0) Application site edema 3 (10.3) 1 (4.5) 7 (25.0) 1 (5.0) Application site exfoliation 3 (10.3) 2 (9.1) 5 (17.9) 0 (0.0) TEAEs = Treatment Emergent Adverse Events *Pooled data from Part A and B. No subjects discontinued the study due to AEs. ⸸ No serious adverse events as deemed related to study drug by investigator. Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 40 (1) Guenthner 2020 Winter Clinical Dermatology Symposium

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Corporate Summary and Highlights

Near-term catalysts	• Expansion of U.S. field force promoting YCANTH™ for treatment of molluscum contagiosum in Q1 '24; first FDA approved therapy for molluscum, which impacts ~6 million[1] annually in the U.S. • Phase 2 trial results for VP-315 for the treatment of basal cell carcinoma expected to be released in Q2 2024.
Lead product candidates with significant end markets	• **VP-102** – U.S. Prevalence of Common Warts ~22M[2] • **VP-315** – U.S. annual diagnoses of basal cell carcinoma ~3.6M[3]
Physician administered products covered under a medical benefit	• Focused on products that capture medical benefits vs. pharmacy benefits; accelerates lives under coverage limited payor discounting • In-office administration; shelf-stable products; efficient delivery; physician choice of distribution model: Buy and Bill (traditional or forward-deployed) or white-bag Specialty Pharmacy model.
IP/Exclusivity	• Patents projected to expire between 2032 and 2037 (US) and between 2029 and 2037 (ex-US)
Proven Management Team	• Industry-leading, experienced team with extensive dermatology product launch experience

As of September 30, 2023

- Cash and cash equivalents of $84.3M
- Debt: $50M[3]
- Outstanding Shares: 42.1M
- Outstanding options and RSUs: 6.1M
- Warrants outstanding: 4.58M

Analyst Coverage[4]
Stacey Ku, Cowen
Greg Renza, RBC Capital Markets
Glen Santangelo, Jefferies
Oren Livnat, H.C. Wainwright
Serge Belanger, Needham
Kemp Dolliver, Brookline Capital Markets

(1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.

(2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033

(3) Our New Approach to a Challenging Skin Cancer Statistic. The Skin Cancer Foundation. https://www.skincancer.org/blog/our-new-approach-to-a-challenging-skin-cancer-statistic/

(3) $50M borrowed under OrbiMed debt facility in July 2023 with net proceeds of $44.1M.

(4) Disclaimer: Any opinions, estimates or forecasts regarding Verrica's performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied.

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Appendix

YCANTH™ (cantharidin) topical solution 0.7% US Prescribing Information

Not For Promotional Use U.S. Prescribing Information Highlights of YCANTH Prescribing Information and associated Important Safety Information shown in the table below Highlights of Prescribing Information Indications and Usage YCANTH is indicated for the topical treatment of molluscum contagiosum in adult and pediatric patients 2 years of age and older Dosage and Administration • All healthcare professionals should receive instructions and training prior to preparation and administration of YCANTH • For topical use only. Not for Oral, mucosal, or ophthalmic use • Apply a single application directly to each lesion every 3 weeks as needed • Do not use more than two applicators during a single treatment session • Remove with soap and water 24 hours after treatment. If severe blistering, pain or other severe side effect occur, wash off YCANTH immediately and report the adverse reaction. Dosage Forms and Strengths Topical solution: 0.7% cantharidin Contraindications None Warnings and Precautions • Toxicities Associated with Inappropriate Administration • Life threatening or fatal toxicities can occur if administered orally • Local Skin Reactions • Flammability Adverse Reactions YCANTH is a vesicant. Local skin reactions at the application site were observed in 97% of subjects treated with YCANTH during clinical trials. Local skin reactions included vesiculation, pruritus, pain, discoloration, and erythema. Risk Evaluation and Mitigation Strategy None There are no restrictions on the number of treatment visits per patient Visit YCANTH.com for Important Safety Information and full Prescribing Information YCANTH (topical solution 0.7%) is only approved in the U.S. by the FDA for the treatment of molluscum contagiosum in adults and pediatric patients two years of Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. age and older. 44

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Warnings and Precautions

- Toxicities Associated with Inappropriate Administration: Life threatening or fatal toxicities can occur if administered orally. Avoid contact with the treatment area, including oral contact, after treatment. Ocular toxicity can occur if YCANTH comes in contact with eyes. If YCANTH gets in eyes, flush eyes with water for at least 15 minutes.

- Local Skin Reactions: Reactions at the application site have included vesiculation, pruritus, pain discoloration, and erythema. Avoid application near eyes and mucosal tissue, and to health skin. If YCANTH contacts any unintended surface, or health skin, immediately remove. If severe local skin reactions occur, remove prior to 24 hours after treatment.

- Flammability: YCANTH is flammable, even after drying. Avoid fire, flame or smoking near lesion(s) during treatment and after application until removed.

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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Molluscum Clinical Evidence

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Cantharidin Elicits a Dual Response in the Skin

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.[1]



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.[2]



Lymphocyte Neutrophil Eosinophil Macrophage

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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Significant Clinical Progress of YCANTH™ (VP-102) for the Treatment of Molluscum

	TRIAL AND STATUS	FORMULATION / APPLICATION METHOD	TRIAL DESIGN	TRIAL OBJECTIVES
PHASE 3	**Pivotal Trial CAMP-1** Complete	VP-102	• N=266 • Conducted under SPA • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
	Pivotal Trial CAMP-2 Complete	VP-102	• N=262 • Randomized, double blind, multi-center, placebo controlled	• To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 • To assess the safety and tolerability of VP-102
PHASE 2	**Innovate Trial** Complete	VP-102	• Open-label, single-center • N=33	• To determine possible systemic exposure from a single 24-hour application of VP-102 • To confirm safety and efficacy with applicator
	Pilot Trial Complete	Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab	• Open-label, single-center • N=30	• To evaluate safety and efficacy and determine optimal treatment duration

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Reinventing Skin Science

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48

Not For Promotional Use 1 Demographics in Phase 3 Trials VP-102 Vehicle (n=310) (n=218) Age (years) Mean (SD) 7.5 ± 6.7 6.8 ± 5.8 Median 6.0 6.0 Range 2-60 2-54 Age Group - no.(%) ≥ 2 to 5 yr 137 (44.2) 106 (48.6) ≥ 6 to 11 yr 140 (45.2) 89 (40.8) ≥ 12-18 yr 22 (7.1) 18 (8.3) ≥ 19 yr 11 (3.5) 5 (2.3) Gender – no. (%) Female 154 (49.7) 107 (49.1) Male 156 (50.3) 111 (50.9) Race or Ethnic Group – no. (%) White 277 (89.4) 202 (92.7) Black or African American 13 (4.2) 8 (3.7) Asian 6 (1.9) 1 (0.5) American Indian/Alaskan Native 0 1 (0.5) Other 14 (4.5) 6 (2.8) Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) 49 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. (1) Eichenfield Amer J Clin Derm 2021

Not For Promotional Use 1 Safety Results Summary for Molluscum Phase 3 Trials Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) (1) Eichenfield JAMA Derm 2020 Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. 50

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Overview of VP-102/103 Intellectual Property Portfolio

	KEY CLAIMS AND PATENT APPLICATIONS	VALUE TO VERRICA
1	Our specific formulation, YCANTH™ (VP-102), key safety additions and novel cantharidin formulations (PCT/US2014/052184) (PCT/US2018/036353)	May prevent generics from copying our ether-free formulation or from making similar formulations
	Single use applicator containing cantharidin formulations (PCT/US2014/052184) (PCT/US2018/037808)	May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Specific design of our commercial applicator (PCT/US2018/037808) (US 29/607744)	May prevent generics from utilizing a similar applicator Design patent application allowed in the US
3	Methods of use for cantharidin in the treatment of molluscum (PCT/US2018/037808 and PCT/US2018/036353) (PCT/US2014/052184)	May prevent generics from a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for complete cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin

Any patents issued from our applications are projected to expire between 2034 and 2039, excluding any patent term adjustment and patent term extensions

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Reinventing Skin Science

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